American Century Municipal Trust (ACMT)

PROSPECTUS SUPPLEMENT

HIGH-YIELD MUNICIPAL FUND

Supplement dated August 29, 2003 * Prospectus dated December 20, 2002

SPECIAL MEETING OF C CLASS SHAREHOLDERS

The Board of Trustees has requested that the following matter be submitted to shareholders of the fund for approval at a Special Meeting of the C Class
Shareholders to be held on October 17, 2003 or any adjournment thereof.

The record date for the meeting is August 29, 2003. If you own shares of the fund as of the close of business on that date, you are entitled to vote at the
Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about September 2, 2003.

C Class Shareholders of the aforementioned fund are being asked to consider and act upon a proposal to amend the current Master Distribution and Individual
Shareholder Services Plan adopted pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of C Class shares. The current 0.75% would be increased to
1.00% for each fund.

If approved by shareholders, this proposal would become effective on January 2,
2004 or as soon as practicable thereafter.

SH-SPL-35651   0308